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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Amendment No. 3 to Form SB-2 Registration Statement No. 333-9009.


                                       /s/  Arthur Andersen LLP


New York, New York
January 13, 1997